BLACKROCK FUNDS II

BlackRock Prepared Portfolio 2015

BlackRock Prepared Portfolio 2020

BlackRock Prepared Portfolio 2025

BlackRock Prepared Portfolio 2030

BlackRock Prepared Portfolio 2035

BlackRock Prepared Portfolio 2040

BlackRock Prepared Portfolio 2045

BlackRock Prepared Portfolio 2050

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 27, 2012 to the

Prospectus, dated February 28, 2012

On September 11, 2012, the Board of Trustees (the “Board”) of BlackRock Funds II approved certain changes to the Funds. In particular, the Board approved a change in the name of the Funds to the “LifePath® Active Portfolios” and a change to each Fund’s “glide path,” which shows the target allocation among asset classes as a Fund approaches its target date. As a result of the change to the Funds’ glide path, each Fund’s current target allocation among asset classes is expected to change. Currently, the asset allocation of each Fund is expected to be 50% in underlying funds that invest primarily in equity and 50% in underlying funds that invest primarily in fixed income by its retirement date. Although each Fund’s target allocation may shift over time depending on market conditions, under the new glide path each Fund’s asset allocation is expected to be 38% in underlying funds that invest primarily in equity and 62% in underlying funds that invest primarily in fixed income by its retirement date. Furthermore, in connection with the change to the Funds’ glide path, Fund management has determined to change the composition of the customized reference benchmark index against which each Fund measures its performance.

In addition, Fund management has determined to add the following funds as eligible underlying funds for the Funds:

iShares Cohen & Steers Realty Majors Index Fund

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

BlackRock Commodity Strategies Fund

The Board has also determined to redesignate each Funds’s Institutional Shares as Class K Shares. Fund fees and expenses are not expected to increase for current shareholders of each Fund’s Institutional Shares as a result of this redesignation.

These changes will become effective on or about November 27, 2012.

Investors should review carefully the specific changes to the Prospectus of the Funds, reflecting the changes noted above, which are detailed below.

Effective November 27, 2012, the following changes are made to the Prospectus of the Funds.

Change in each Fund’s Name

The BlackRock Prepared Portfolio 2015 is renamed LifePath® Active 2015 Portfolio.

The BlackRock Prepared Portfolio 2020 is renamed LifePath® Active 2020 Portfolio.

The BlackRock Prepared Portfolio 2025 is renamed LifePath® Active 2025 Portfolio.

The BlackRock Prepared Portfolio 2030 is renamed LifePath® Active 2030 Portfolio.

The BlackRock Prepared Portfolio 2035 is renamed LifePath® Active 2035 Portfolio.

The BlackRock Prepared Portfolio 2040 is renamed LifePath® Active 2040 Portfolio.

The BlackRock Prepared Portfolio 2045 is renamed LifePath® Active 2045 Portfolio.

The BlackRock Prepared Portfolio 2050 is renamed LifePath® Active 2050 Portfolio.

Change to each Fund’s Glide Path

The Prospectus is amended to reflect the following with respect to each Fund:

The following chart illustrates the glide path — the target allocation among asset classes as a Fund approaches its target date:

Each Fund’s asset allocation will change over time according to a glide path, and is expected to become increasingly conservative until the Fund’s target retirement date. At the time a Fund reaches its target retirement date, the asset allocation of the Fund is expected to be 38% in underlying funds that invest primarily in equity and 62% in underlying funds that invest primarily in fixed income, and the target allocation may shift over time depending on market conditions. On approximately the target retirement date of a Fund, the Board may evaluate alternatives available to the Fund. These alternatives may include a merger into another BlackRock fund subject to the Board determining, among other things, that it would be in the best interest of the Fund. Such a merger may or may not require shareholder approval. Finally, the Board may instead cause the Fund to be liquidated.

The following table illustrates each Fund’s current target allocation among asset classes:

Target Asset Allocation

	Equity Funds (includes REITs and commodity funds)	Fixed Income Funds
LifePath® Active 2015 Portfolio	44%	56%
LifePath® Active 2020 Portfolio	54%	46%
LifePath® Active 2025 Portfolio	62%	38%
LifePath® Active 2030 Portfolio	69%	31%
LifePath® Active 2035 Portfolio	76%	24%

	Equity Funds (includes REITs and commodity funds)	Fixed Income Funds
LifePath® Active 2040 Portfolio	82%	18%
LifePath® Active 2045 Portfolio	88%	12%
LifePath® Active 2050 Portfolio	93%	7%

Change to each Fund’s Reference Index

In connection with the change to the Funds’ glide path noted above, Fund management has determined to change the composition of the customized weighted index against which each Fund measures its performance. Currently, each Fund measures its performance against a customized weighted index comprised of the Barclays US Aggregate Bond Index, the Russell 3000 Index, and the MSCI EAFE Index, reflecting the investment adviser’s change of these indices’ weightings over time, which are adjusted periodically with its evaluation and adjustment of a Fund’s asset allocation strategy. Effective November 27, 2012, each Fund will measure its performance against a customized weighted index comprised of the Russell 1000 Index, Russell 2000 Index, MSCI ACWI ex US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Dow Jones UBS Commodity Index, Barclays US Aggregate Bond Index and Barclays TIPs Index, reflecting the investment adviser’s change of these indices’ weightings over time, which are adjusted periodically with its evaluation and adjustment of a Fund’s asset allocation strategy. Fund management believes the new composition of the customized weighted index is more relevant to each Fund’s new glide path.

Additional Eligible Underlying Funds

The section in the Prospectus entitled “Details about the Funds — Information about Underlying Funds” is hereby amended to add the iShares Cohen & Steers Realty Majors Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and BlackRock Commodity Strategies Fund as follows:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Cohen & Steers Realty Majors Index Fund

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Underlying Index”).

The Underlying Index consists of selected real estate investment trusts (“REITs”). The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total free float-adjusted market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market.

Fund Name	Investment Objective and Principal Investment Strategies

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”).

The Underlying Index measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by FTSE EPRA/NAREIT. As of March 31, 2012, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. As of March 31, 2012, the Underlying Index had a total market capitalization of approximately $450.5 billion.

BlackRock Commodity Strategies Fund

The investment objective of the fund is to seek total return. The fund utilizes two strategies and under normal circumstances, expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

One strategy focuses on investments in commodity-linked derivatives. To meet coverage and collateral requirements associated with these derivative investments, and to invest excess cash, the fund holds a portion of its portfolio in investment-grade short-term fixed-income securities. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors. The fund invests in equity securities of such companies in order to complement the commodity exposures achieved through investments in commodity-linked derivatives. Taken together, these two strategies offer broad exposure to global commodities market trends across asset classes, industries, sectors, and regions.

Shareholders should retain this Supplement for future reference.

PRO-LP-0912SUP

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